Fair Value Measurements of Financial Instruments - Summary of Categories of Financial Instruments (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Financial assets
Financial assets at FVTPL	$ 19,067	$ 23,744
Amortized cost	39,983	78,702
Financial liabilities
Financial liability at FVTPL	511,861	322,215
Amortized cost	$ 7,606	$ 7,654